Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 4, 2015, by and among (i) WEST PHARMACEUTICAL SERVICES, INC. (the “Company”), (ii) the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively with the Company, the “Borrowers”), (iii) the Lenders party hereto and (iv) PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of April 27, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrowers and the Lenders have agreed to amend Section 6.12 of the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended to read in full as follows:
6.12    Note Purchase Agreement Guarantors and Other Obligors. At any time, permit any Subsidiary which, at such time, is directly or indirectly liable (as a co-obligor, guarantor or otherwise) for any Indebtedness (1) for borrowed money in an amount equal to or in excess of $5,000,000 other than Indebtedness owed to a Borrower or Subsidiary thereof or (1) owed under a Note Purchase Agreement, or whose assets are subject to a Lien to secure obligations owed under any such Indebtedness referred to in clause (i) above or under a Note Purchase Agreement to not be a Borrower hereunder, other than West Pharmaceutical Services Canovanas, Inc and West Pharmaceutical Services Vega Alta, Inc.
2.    Waiver. The Lenders hereby waive any non-compliance by the Borrowers with the provisions of Section 6.12 of the Credit Agreement as in effect prior to the effectiveness of this Amendment and the breach of any representation or notice requirement solely with respect thereto, provided that such non-compliance would not have been a breach of the terms of Section 6.12 of the Credit Agreement as amended hereby. The foregoing waiver shall not be deemed to operate as a, or obligate the Lenders to grant any, future waiver or modification of the terms of Section 6.12 of the Credit Agreement or of any other Default or Event of Default under the Credit Agreement.

3.    Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Borrower hereby represents and warrants to each Lender and the Administrative Agent that the following statements are true and correct:
(a)    There exists no Default or Event of Default under the Credit Agreement after giving effect to this Amendment;
(b)    The representations and warranties of each Borrower set forth in the Loan Documents are true and correct in all material respects, in each case on and as of the date hereof as if made on and as of the date hereof;
(c)    The execution and delivery of this Amendment by such Borrower and the performance by such Borrower of this Amendment has been duly authorized by all necessary corporate or other organizational action on behalf of such Borrower; and
(d)    This Amendment constitutes the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity, regardless whether considered in a proceeding in equity or at law.
4.    Conditions Precedent. This Amendment shall become effective on the date when the Administrative Agent shall have received counterparts of this Amendment duly executed by (i) the Borrowers, (ii) the Administrative Agent and (iii) the Required Lenders.
5.    Affirmations. Each of the Borrowers hereby (a) ratifies and affirms all the provisions of the Credit Agreement and the other Loan Documents as amended hereby, (b) agrees that the terms and conditions of the Credit Agreement and the other Loan Documents shall continue in full force and effect as amended hereby and that all of its obligations thereunder are valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any other documents or instruments executed in connection herewith and (c) acknowledges and agrees that it has no defense, set-off, counterclaim or challenge against the payment of any sums currently owing under the Credit Agreement and the other Loan Documents or the enforcement of any of the terms or conditions thereof and agrees to be bound thereby and perform thereunder.
6.    Limited Effect. Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms.
7.    Integration. This Amendment constitutes the sole agreement of the parties with respect to the transactions contemplated hereby and shall supersede all oral negotiations and the terms of prior writings with respect thereto. From and after the effectiveness of this Amendment, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This

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Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and each of the other Loan Documents.
8.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
9.    Miscellaneous.
(a)    Expenses. The Borrowers, jointly and severally, agree to pay all of the Administrative Agent’s reasonable out-of-pocket fees and expenses incurred in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent.
(b)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.
(c)    Successor and Assigns. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.
(d)    Counterparts. This Amendment may be executed in one or more counterparts, each of which counterparts when executed and delivered shall be deemed to be an original, and all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.
(e)    Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
(f)    Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WEST PHARMACEUTICAL SERVICES, INC.

By: /s/ Michael A. Anderson
Name: Michael A. Anderson
Title: Vice President and Treasurer

WEST PHARMACEUTICAL SERVICES OF FLORIDA, INC.

By: /s/ Michael A. Anderson
Name: Michael A. Anderson
Title: Vice President and Treasurer

WEST PHARMACEUTICAL SERVICES LAKEWOOD, INC.

By: /s/ Michael A. Anderson
Name: Michael A. Anderson
Title: President

WEST PHARMACEUTICAL SERVICES GROUP LIMITED

By: /s/ David Elliott
Name: David Elliott
Title: Director

WEST PHARMACEUTICAL SERVICES GROUP LIMITED

By: /s/ Heino Lennartz
Name: Heino Lennartz
Title: President PPS Europe

[Signature Page to First Amendment]

WEST ANALYTICAL SERVICES, LLC

By: /s/ Donald A. McMillan
Name: Donald A. McMillan
Title: President

WEST PHARMACEUTICAL SERVICES OF DELAWARE, INC.

By: /s/ Michael A. Anderson
Name: Michael A. Anderson
Title: Treasurer

TECH GROUP NORTH AMERICA, INC.
TECH GROUP GRAND RAPIDS, INC.

By: /s/ Michael A. Anderson
Name: Michael A. Anderson
Title: Vice President and Treasurer

(MFG) TECH GROUP PUERTO RICO, LLC

By: /s/ Joseph Fratinardo
Name: Joseph Fratinardo
Title: Director

WEST PHARMACEUTICAL SERVICES
DANMARK A/S

By: /s/ Heino Lennartz
Name: Heino Lennartz
Title: President PPS Europe

By: /s/ Stephan Selke
Name: Stephan Selke
Title: Vice President Finance PPS Europe

[Signature Page to First Amendment]

WEST PHARMACEUTICAL SERVICES
HOLDING GMBH

By: /s/ Heino Lennartz
Name: Heino Lennartz
Title: President PPS Europe

[Signature Page to First Amendment]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent

By: /s/ Meredith L. Jermann
Name: Meredith L. Jermann
Title: Vice President

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Mary K. Giermek
Name: Mary K. Giermek
Title: Senior Vice President

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Joe Ellerbroek
Name: Joe Ellerbroek
Title: Assistant Vice President

[Signature Page to First Amendment]

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By: /s/ Christopher M. Matje
Name: Christopher M. Matje
Title: Vice President

[Signature Page to First Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION, as successor by merger to HSBC Bank USA, as a Lender

By: /s/ James W. Bravyak
Name: James W. Bravyak
Title: Vice President

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Joon Hur
Name: Joon Hur
Title: Vice President

[Signature Page to First Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Jennifer Hwang
Name: Jennifer Hwang
Title: Senior Vice President

[Signature Page to First Amendment]

NORTHERN TRUST COMPANY, as a Lender

By: /s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[Signature Page to First Amendment]

TD BANK, N.A., as a Lender

By: /s/ Shreya Shah
Name: Shreya Shah
Title: Senior Vice President

[Signature Page to First Amendment]